EXHIBIT 10.2

         STOCK SUBSCRIPTION AGREEMENT dated as of July 28, 2003, among NUCLEAR TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), ADVANCED TECHNOLOGY INDUSTRIES, INC., a Delaware corporation ("ATI"), ATI NUKLEAR AG, a German corporation ("ATI NUKLEAR"), HANS-JOACHIM SKROBANEK ("SKROBANEK") and PETER GOERKE ("GOERKE" and, together with ATI, ATI Nuklear and Skrobanek, the "PURCHASERS").

         WHEREAS, the Company desires to sell to each Purchaser, and each Purchaser desires to purchase from the Company, the number of shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the conditions of this Agreement;

         WHEREAS, ATI Nuklear is a wholly-owned subsidiary of ATI;

         WHEREAS, ATI is a party to the Agreement and Plan of Merger dated as of June 18, 2003 (the "MERGER AGREEMENT") attached hereto as Exhibit A among ATI, LTDN Acquisition Corp. and LTDnetwork, Inc., a Delaware corporation ("LTDN");

         WHEREAS, pursuant to the Merger Agreement, ATI and its subsidiaries are restricted from certain activities without the prior approval of LTDN; and

         WHEREAS, the Board of Directors of ATI, acting on the recommendation of Hans-Joachim Schuerholz, an independent member of such Board of Directors, ATI Nuklear and the Company has approved the transactions contemplated hereunder.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                  SUBSCRIPTION
                                  ------------

         SECTION 1.01. PURCHASE AND SALE. On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.02), (a) ATI shall transfer to the Company the assets set forth on Schedule 1 hereto (the "ATI Assets") for (i) the assumption by the Company of the liabilities set forth on Schedule 2 hereto to the extent such liabilities exist as of the Closing and any other liabilities designated by ATI prior to the Closing that relate to the ATI Assets or the ATI Assumed Liabilities (the "ATI ASSUMED LIABILITIES") and
(ii) the issuance to ATI of 4,100 shares of Common Stock (the "ATI SHARES"), (b) ATI Nuklear shall transfer to the Company the assets set forth on Schedule 3 hereto (the "ATI NUKLEAR ASSETS") for (i) the assumption by the Company of the liabilities set forth on Schedule 4 hereto to the extent such liabilities exist as of the Closing and any other liabilities designated by ATI Nuklear prior to the Closing that relate to the ATI Nuklear Assets or the ATI Nuklear Assumed Liabilities (the "ATI NUKLEAR ASSUMED LIABILITIES") and (ii) the issuance to ATI

Nuklear of 1,000 shares of Common Stock (the "ATI NUKLEAR SHARES"), (c) the Company shall sell and deliver to Skrobanek, and Skrobanek shall purchase from the Company, 2,450 shares of Common Stock (the "SKROBANEK SHARES") for an aggregate purchase price of $1 and (d) the Company shall sell and deliver to Goerke, and Goerke shall purchase from the Company, 2,450 shares of Common Stock (the "GOERKE SHARES" and, together with the ATI Shares, the ATI Nuklear Shares and the Skrobanek Shares, the "SHARES") for an aggregate purchase price of $1. ATI Nuklear hereby directs the Company to issue the ATI Nuklear Shares to ATI. The purchase of the Shares by the Purchasers, the transfer of the ATI Assets and the ATI Nuklear Assets to the Company and the assumption of the ATI Assumed Liabilities and the ATI Nuklear Assumed Liabilities by the Company shall be referred to herein as the "TRANSACTIONS".

         SECTION 1.02. CLOSING DATE. The closing of the Transactions (the "CLOSING") shall take place as promptly as practicable following the satisfaction or waiver of all the conditions (other than those conditions which by their nature are to be satisfied at Closing, but subject to the fulfillment or waiver of those conditions) set forth in Article VI (the "CLOSING DATE"), at October 31, 2003 or at such other place, time and date as shall be agreed between the parties hereto.

         SECTION 1.03. TRANSACTIONS TO BE EFFECTED AT THE CLOSING.

         (a) At the Closing:

                  (i) The Company shall deliver to ATI (A) the Assumption Agreement in the form attached hereto as Exhibit B relating to the ATI Assumed Liabilities (the "ATI ASSUMPTION AGREEMENT") and (B) certificates in definitive form registered in the name of ATI, evidencing the ATI Shares and the ATI Nuklear Shares (as directed by ATI Nuklear in Section 1.01);

                  (ii) The Company shall deliver to ATI Nuklear the Assumption Agreement in the form attached hereto as Exhibit C relating to the ATI Nuklear Assumed Liabilities (the "ATI NUKLEAR ASSUMPTION AGREEMENT" and, together with the ATI Assumption Agreement, the "ANCILLARY AGREEMENTS");

                  (iii) The Company shall deliver to Skrobanek certificates in definitive form registered in the name of Skrobanek, evidencing the Skrobanek Shares;

                  (iv) The Company shall deliver to Goerke certificates in definitive form registered in the name of Goerke, evidencing the Goerke Shares;

                  (v) ATI shall deliver to the Company a Bill of Sale in the form attached hereto as Exhibit D relating to the ATI Assets (the "ATI BILL OF SALE");

                  (vi) ATI Nuklear shall deliver to the Company a Bill of Sale in the form attached hereto as Exhibit E relating to the ATI Nuklear Assets (the "ATI NUKLEAR BILL OF SALE");

                  (vii) Skrobanek shall deliver to the Company a check in the amount of $1; and

                  (viii) Goerke shall deliver to the Company a check in the amount of $1.

         (b) Each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the shares of Common Stock evidenced by such certificate shall have been registered under the Securities Act (as hereinafter defined)) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

                                  ARTICLE II.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

         The Company hereby represents and warrants to the Purchasers, as of the date of this Agreement and as of the Closing Date, as follows:

         SECTION 2.01. ORGANIZATION STANDING AND POWER. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enable it to own, lease or otherwise hold its properties and assets.

         SECTION 2.02. AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. The Company has full power and authority to execute this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Ancillary Agreements and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action. The Company has duly executed and delivered this Agreement and prior to the Closing the Company will have duly executed and delivered the Ancillary Agreements, and this Agreement constitutes, and the Ancillary Agreements will after the Closing constitute, the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

         SECTION 2.03. NO CONFLICTS; CONSENTS. The execution and delivery by the Company of this Agreement do not, the execution and delivery by the Company of the Ancillary Agreements will not, and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Company under, any provision of
(i) the certificate of incorporation and by-laws of the Company, (ii) any agreement, contract, instrument or understanding to which the Company is a party or by which any of its properties or assets is bound or (iii) any judgment, order or decree ("JUDGMENT") or statute, law (including common law), ordinance, rule or regulation ("APPLICABLE LAW") applicable to the Company or its properties or assets. No consent, approval, license, permit, order or authorization ("CONSENT") of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "GOVERNMENTAL ENTITY") is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.

         (a) SHARES. The Shares, when issued in accordance with this Agreement, shall (a) be duly authorized, validly issued, fully paid and nonassessable and
(b) represent all of the outstanding shares of Common Stock as of the Closing Date.

                                  ARTICLE III.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

         Each Purchaser, severally and not jointly, hereby represents and warrants to the Company, as of the date of this Agreement and as of the Closing Date, as follows:

         SECTION 3.01. AUTHORITY; EXECUTION AND DELIVERY; AND ENFORCEABILITY. Such Purchaser has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action. Such Purchaser has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3.02. NO CONFLICTS; CONSENTS. The execution and delivery by such Purchaser of this Agreement do not and the consummation of the transactions contemplated hereby and compliance by such Purchaser with the terms hereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of (i) in the case of ATI and ATI Nuklear, the certificate of incorporation or by-laws of such Purchaser, (ii) any agreement, contract, instrument or understanding to which such Purchaser is a party or by which any of its properties or assets is bound or (iii) any Judgment or Applicable Law applicable to such Purchaser or its properties or assets. No Consent of or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to such Purchaser in connection with the execution, delivery and performance of this Agreement or the consummation the transactions contemplated hereby, other than, in the case of ATI, compliance with and filings under Section 13(a) of the Exchange Act of 1934, as amended.

         SECTION 3.03. RESTRICTED SHARES. (a) Such Purchaser (other than ATI) is not a "U.S. Person" as that term is defined in Regulation S promulgated under the Securities Act of 1933 (as amended, the "SECURITIES ACT") and is not acquiring the Shares for the account or benefit of a U.S. Person. Under Regulation S, with certain exceptions, "U.S. Person" means: (i) any natural person resident in the U.S.; (ii) any partnership or corporation organized or incorporated under the laws of the U.S.; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the U.S.; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the U.S.; and (viii) any partnership or corporation if:
(A) organized or incorporated under the laws of any foreign jurisdiction; and
(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

         (b) Such Purchaser acknowledges and understands that the Shares constitute a "restricted security" under the Securities Act and have not been registered under the Securities Act in reliance upon specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of such Purchaser's representations as expressed herein. Such Purchaser further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. In addition, such Purchaser is acquiring the Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Moreover, such Purchaser understands that the Company is under no obligation to register the Shares. Such Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend as described in Section 1.03(b) which prohibits the transfer of the Shares unless they are registered or such registration is not required.

                                  ARTICLE IV.

                                    COVENANTS
                                    ---------

         SECTION 4.01. RESTRICTIONS UNDER THE MERGER AGREEMENT. From the Closing until the earlier of (a) the termination of the Merger Agreement and (b) the Effective Time (as defined in the Merger Agreement), each Purchaser (either as a shareholder, director or officer of the Company) shall not permit the Company to take any actions that would be prohibited under the terms of the Merger Agreement.

         SECTION 4.02. COVENANT OF SKROBANEK AND GOERKE. From and after the Closing, neither Skrobanek nor Goerke shall sell, transfer, assign, pledge, grant a security interest in or otherwise dispose of or encumber any Shares or other equity interests of the Company held by such Purchaser without (a) the written consent of ATI (such consent not to be unreasonably withheld) and (b) until the earlier of (i) the termination of the Merger Agreement and (ii) the Effective Time (as defined in the Merger Agreement), the written consent of LTDN (such consent not to be unreasonably withheld).

         SECTION 4.03. REASONABLE EFFORTS. (a) On the terms and subject to the conditions of this Agreement, each Purchaser and the Company shall use its reasonable efforts to cause the Closing to occur, including taking all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on it with respect to the Closing.

         (b) Each Purchaser and the Company shall use its reasonable efforts to obtain, and to cooperate in obtaining, all consents from third parties necessary or appropriate to permit the transfer of the ATI Assets and the ATI Nuklear Assets to the Company. Each Purchaser and the Company shall use its reasonable efforts to negotiate with creditors relating to the ATI Assumed Liabilities and ATI Nuklear Assumed Liabilities to (i) convert such obligations to common stock of ATI prior to the Closing, (ii) cancel or permanently reduce such obligations prior to the Closing and/or (iii) consent to the assumption of such obligations by the Company and the release of ATI or ATI Nuklear, as the case may be, of such obligations.

         SECTION 4.04. EXPENSES. Whether or not the Closing takes place all costs and expenses incurred in connection with this Agreement, the Ancillary Agreements, the ATI Bill of Sale and the ATI Nuklear Bill of Sale and the transactions contemplated hereby and thereby shall be paid by the party incurring such expense.

         SECTION 4.05. FURTHER ASSURANCES. From time to time, as and when requested by ATI or ATI Nuklear, the Company shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions, as ATI or ATI Nuklear may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including, executing and delivering to ATI or ATI Nuklear such assignments, consents and other instruments as ATI or ATI Nuklear may reasonably request as necessary or desirable for such purpose.

         SECTION 4.06. GERMAN INCORPORATION. The parties hereto will in good faith discuss the possibility of reincorporating the Company under the laws of Germany within 90 days after the date hereof. The parties are aware that this U.S. company cannot be incorporated in Germany under the laws of Germany. German corporate law has no statutes that would allow this. It will be mandatory to form a new German entity, which might preferably be a "Gesellschaft mit beschraenkter Haftung", abbreviated "GmbH", that can be compared with a Limited Liability Company according to U.S. law. This company must either receive the assets of this U.S. Company, including but not limited to the customer contracts and all tangible and intangible assets. The parties will also discuss alternative ways of reaching the economic result that is under German law comparable with reincorporating the U.S. company within the U.S. In case the parties will decide to form a new German company that might most likely be a GmbH, they hereby already agree that Goerke and Skrobanek will become managing directors (Geschaeftsfuehrer) of such a new German Company.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT
                              --------------------

         SECTION 5.01. CONDITIONS TO EACH PARTY'S OBLIGATION. The obligation of the Purchasers and the Company to consummate the Transactions is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

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         (a) GOVERNMENTAL APPROVALS. All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity necessary for the consummation of the Transactions shall have been obtained or filed or shall have occurred.

         (b) NO INJUNCTIONS OR RESTRAINTS. No Applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Transactions shall be in effect.

         SECTION 5.02. CONDITIONS TO OBLIGATION OF THE PURCHASERS. The obligation of each Purchaser to consummate the Transactions is subject to the satisfaction (or waiver by the Purchasers; provided that until the earlier of (a) the termination of the Merger Agreement and (b) the Effective Time (as defined in the Merger Agreement) such waiver requires the consent of LTDN) on or prior to the Closing Date of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company made in this Agreement shall be true and correct in all material respects, as of the date hereof and as of the time of the Closing as though made as of such time, and each Purchaser shall have received a certificate signed by an authorized officer of the Company to such effect.

         (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Company by the time of the Closing, and each Purchaser shall have received a certificate signed by an authorized officer of the Company to such effect.

         (c) ABSENCE OF PROCEEDINGS. There shall not be pending or threatened any proceeding challenging or seeking to restrain or prohibit the Transactions or any other transaction contemplated by this Agreement or seeking to obtain from any Purchaser or any of its subsidiaries in connection with the Transactions any damages.

         (d) CONSENTS. The Purchasers shall have received written consents from all third parties necessary or appropriate to effect the Transactions, including the consents from all creditors with respect to the assumption by the Company of the ATI Assumed Liabilities and the ATI Nuklear Assumed Liabilities.

         (e) ATI ASSUMPTION AGREEMENT. ATI shall have received a copy of the ATI Assumption Agreement duly executed and delivered by the Company.

         (f) ATI NUKLEAR ASSUMPTION AGREEMENT. ATI Nuklear shall have received a copy of the ATI Nuklear Assumption Agreement duly executed and delivered by the Company.

         (g) OTHER DOCUMENTS. The Company shall have furnished to ATI such other documents as ATI may reasonably request.

         SECTION 5.03. CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to consummate the Transactions is subject to the satisfaction (or waiver by the Company) on or prior to the Closing Date of the following conditions:

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         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser made in this Agreement shall be true and correct in all material respects, as of the date hereof and as of the time of the Closing as though made as of such time, and the Company shall have received a certificate signed by each Purchaser or an authorized officer of Purchaser, as the case may be, to such effect.

         (b) PERFORMANCE OF OBLIGATIONS OF EACH PURCHASER. Each Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by such Purchaser by the time of the Closing, and the Company shall have received a certificate signed by each Purchaser or an authorized officer of such Purchaser, as the case may be, to such effect.

         (c) ATI BILL OF SALE. The Company shall have received a copy of the ATI Bill of Sale duly executed and delivered by ATI.

         (d) ATI NUKLEAR BILL OF SALE. The Company shall have received a copy of the ATI Nuklear Bill of Sale duly executed and delivered by ATI Nuklear.


                                  ARTICLE VI.

                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

         SECTION 6.01. TERMINATION. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

                  (i) by mutual written consent of the Company, the Purchasers and, if the Merger Agreement has not been terminated, LTDN; or

                  (ii) by ATI (with the consent of LTDN, if the Merger Agreement has not been terminated) if the Closing does not occur on or prior to October 31, 2003.

         SECTION 6.02. EFFECT OF TERMINATION. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 6.01, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 4.04 relating to certain expenses and (ii) Section 6.01 and this Section 6.02.

         SECTION 6.03. AMENDMENTS AND WAIVERS. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company, each Purchaser and, until the earlier of (a) the termination of the Merger Agreement and (b) the Effective Time (as defined in the Merger Agreement), LTDN.

                                  ARTICLE VII.

                               GENERAL PROVISIONS
                               ------------------

         SECTION 7.01. ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party hereto without the prior written consent of the other parties hereto and, until the earlier of
(a) the termination of the Merger Agreement and (b) the Effective Time (as defined in the Merger Agreement), LTDN. Any attempted assignment in violation of this Section 7.01 shall be void.

         SECTION 7.02. NO THIRD-PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto, LTDN and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

         SECTION 7.03. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), at the addresses set forth on Schedule 5.

         SECTION 7.04. INTERPRETATION; EXHIBITS AND SCHEDULES; CERTAIN DEFINITIONS. (a) The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

         For all purposes hereof:

         "including" means including, without limitation.

         "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

         "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

         SECTION 7.05. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

         SECTION 7.06. ENTIRE AGREEMENT. This Agreement, the Ancillary Agreements, the ATI Bill of Sale and the ATI Nuklear Bill of Sale along with the Schedules and Exhibits thereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

         SECTION 7.07. SEVERABILITY. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

         SECTION 7.08. CONSENT TO JURISDICTION. Each of Skrobanek and Goerke irrevocably submits to the exclusive jurisdiction of (a) the Delaware Court of Chancery, and (b) the United States District Court for the District of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby. Each of Skrobanek and Goerke agrees to commence any such action, suit or proceeding either in the United States District Court for the District of Delaware or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Delaware Court of Chancery. Each of Skrobanek and Goerke further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction in this Section
7.08. Each of Skrobanek and Goerke irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby and thereby in (i) the Delaware Court of Chancery, or (ii) the United States District Court for the District of Delaware, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 7.09. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

         IN WITNESS WHEREOF, the Company and each Purchaser have duly executed this Agreement as of the date first written above.


                                             /s/ Hans-Joachim Skrobanek
                                             -----------------------------------
                                             Hans-Joachim Skrobanek

                                             /s/ Peter Goerke
                                             ----------------------------------
                                             Peter Goerke




                                         ATI NUKLEAR AG ,

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:


                                         ADVANCED TECHNOLOGY INDUSTRIES, INC.

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:


                                         NUCLEAR TECHNOLOGIES, INC.

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:



                                         Acknowledged and Consented to:


                                         LTDNETWORK, INC.

                                         by
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                                             Name:
                                             Title: